UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 1, 2026
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37603	30-1341024
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BRTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ____
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)
On May 1, 2026, the Compensation Committee of the Board of Directors of BioRestorative Therapies, Inc. (the “Company”) approved cash bonuses for the Company’s executive officers for the year ended December 31, 2025, as set forth below in the updated Summary Compensation Table.
Summary Compensation Table
The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2025 and 2024 by (i) our principal executive officer, and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as an executive officer as of December 31, 2025 and whose total compensation for the 2025 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the Named Executive Officers):

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	All Other Compensation	Total
Lance Alstodt	2025	$596,666	$300,000	(2)	$-	$1,512,500	$-	$2,409,167
Chief Executive Officer	2024	$539,583	$275,000	(3)	$-	$500,000	$-	$1,314,583

Francisco Silva	2025	$566,666	$287,500	(2)	-	$1,468,750	-	$2,322,916
VP, Research and Development	2024	$514,583	$262,500	(3)	$-	$450,000	$-	$1,227,083

Robert Kristal	2025	$343,750	$140,000	(2)	$-	$318,000	$-	$801,750
Chief Financial Officer	2024	$293,752	$90,000	(3)	$-	$300,000	$-	$683,752

(1)
Amounts reflect the aggregate grant date fair value of grants made in the fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 6 to our consolidated financial statements included in this Annual Report.

(2)	The 2025 Bonus amount represents a discretionary bonus in consideration of 2025 services which is to be paid in 2026.
(3)	The 2024 Bonus amount represents a discretionary bonus in consideration of 2024 services which was paid in 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2026	BIORESTORATIVE THERAPIES, INC.

By:/s/ Robert Kristal
Robert Kristal
Chief Financial Officer